                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: October 30, 1998
                       (Date of earliest event reported)


                         Koo Koo Roo Enterprises, Inc.
                         -----------------------------
            (Exact name of Registrant as specified in its charter)


        Delaware                 33-14051                   33-0197361
        --------                 --------                   ----------
(State of Incorporation)  (Commission File No.)  (IRS Employer Identification No.)


              18831 Von Karman Avenue, Irvine, California  92612
              --------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (949) 757-7900
                                --------------
             (Registrant's telephone number, including area code)


                           Family Restaurants, Inc.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On October 30, 1998, the previously announced merger (the "Merger") and other transactions contemplated by the Agreement and Plan of Merger, dated as of June 9, 1998, by and among Family Restaurants, Inc., FRI-Sub, Inc. ("Merger Sub") and Koo Koo Roo, Inc. ("Koo Koo Roo") was completed. In connection with the Merger and the other transactions: (i) Family Restaurants, Inc. was renamed Koo Koo Roo Enterprises, Inc. (the "Registrant"), (ii) a stock dividend was declared whereby 121.9558185 shares of the Registrant's common stock, par value $.01 per share ("Registrant Common Stock") were distributed for each share of Registrant Common Stock outstanding immediately prior to the Merger, (iii) Merger Sub, an indirect wholly owned subsidiary of the Registrant, was merged with and into Koo Koo Roo and (iv) each outstanding share of common stock, $.01 par value, of Koo Koo Roo ("Koo Koo Roo Common Stock") was converted into the right to receive one share of Registrant Common Stock. As a result of the Merger, Koo Koo Roo became an indirect wholly-owned subsidiary of the Registrant. The Merger was effected on October 30, 1998 after Koo Koo Roo received stockholder approval for the Merger at a special meeting of stockholders held on such date. A copy of the press release announcing the closing of the Merger and the other transactions is attached hereto as Exhibit 99.1.

          Descriptions of the Registrant and the transactions were included in the Registration Statement on Form S-4 (File No. 333-58281) (as amended, the "Registration Statement") filed by the Registrant with the Securities and Exchange Commission (the "SEC") in connection with the registration of Registrant Common Stock issued in connection with the Merger and the meeting of stockholders of Koo Koo Roo that was required to approve the Merger.

          As a result of the Merger and pursuant to Rule 12g-3(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Registrant will be deemed a "successor" of Koo Koo Roo and shares of Registrant Common Stock will be deemed registered for the purposes of Section 12(b) of the Exchange Act. Trading in Koo Koo Roo Common Stock on the Nasdaq National Market (NASDAQ: KKRO) has been terminated and trading has commenced in shares of Registrant Common Stock on the Nasdaq National Market (NASDAQ: KKRE).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

     Financial Statements of Koo Koo Roo for periods specified in Rule 3-05(b) of Regulation S-X have been previously filed with the SEC, as part of the Registrant's Registration Statement on Form S-4 (File No. 333-58281) and is omitted from this report pursuant to General Instruction B.3 of Form 8-K.

(b)  Pro Forma Financial Information.
     --------------------------------

     Pro Forma financial information required pursuant to Article 11 of Regulation S-X has been previously filed with the SEC as part of the Registrant's Registration Statement on Form S-4 (File No. 333-58281) and is omitted from this report pursuant to General Instruction B.3 of Form 8-K.

(c)  Exhibits.
     ---------


EXHIBIT   DESCRIPTION
-------   ----------------------------------------------------------------------
2.1       Agreement and Plan of Merger, dated as of June 9, 1998, by and among
          Family Restaurants, Inc., FRI-Sub, Inc. and Koo Koo Roo, Inc.
          (Incorporated herein by reference to Exhibit 2 to Current Report on
          Form 8-K of Family Restaurants, Inc. dated June 9, 1998.)

99.1      Press Release of Koo Koo Roo Enterprises, Inc. dated October 30, 1998.

99.2 Financial Statements of Koo Koo Roo. (Incorporated herein by reference to the Form S-4 Registration Statement of Family Restaurants, Inc., as amended (File No. 333-58281).)

99.3 Pro Forma Financial Information. (Incorporated herein by reference to the Form S-4 Registration Statement of Family Restaurants, Inc., as amended (File No. 333-58281).)

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated:  November 2, 1998

                                KOO KOO ROO ENTERPRISES, INC.



                                By:  /s/ Robert T. Trebing, Jr.
                                   ---------------------------------------------
                                Name:   Robert T. Trebing, Jr.
                                Title:  Executive Vice President and Chief
                                        Financial Officer

                                 EXHIBIT INDEX


Exhibit   Description
-------   -----------
2.1       Agreement and Plan of Merger, dated as of June 9, 1998, by and among
          Family Restaurants, Inc., FRI-Sub, Inc. and Koo Koo Roo, Inc.
          (Incorporated herein by reference to Exhibit 2 to Current Report on
          Form 8-K of Family Restaurants, Inc. dated June 9, 1998.)

99.1      Press Release of Koo Koo Roo Enterprises, Inc. dated October 30, 1998.

99.2 Financial Statements of Koo Koo Roo. (Incorporated herein by reference to the Form S-4 Registration Statement of Family Restaurants, Inc., as amended (File No. 333-58281).)

99.3 Pro Forma Financial Information. (Incorporated herein by reference to the Form S-4 Registration Statement of Family Restaurants, Inc., as amended (File No. 333-58281).)